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Exhibit 10.1

The Directors
Barclays Bank PLC
54 Lombard Street
London
EC3P 3AH

24 March 2003

Dear Directors

CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in the Registration Statements on Form F-3 (File Nos. 333-8054, 333-12384 and 333-85646) of Barclays Bank PLC and in the Registration Statement on Form S-8 (File No. 333-12818) of Barclays PLC of our report dated February 12, 2003 relating to the financial statements, which appear in Barclays PLC's Annual Report on Form 20-F for the year ended December 31, 2002. We also consent to the references to us under the heading "Experts" in such Registration Statements.

PricewaterhouseCoopers LLP
London, England
March 24, 2003

PricewaterhouseCoopers LLP is a limited liability partnership registered in England with registered number OC303525. The registered office of PricewaterhouseCoopers LLP is 1 Embankment Place, London WC2N 6RH. All partners in PricewaterhouseCoopers UK Associates A are authorised to conduct business as agents of, and all contracts for services to clients are with, PricewaterhouseCoopers LLP.

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  Exhibit 10.1